UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2018 (August 9, 2018)

TRAFALGAR RESOURCES, INC.

 (Exact name of registrant as specified in its charter)

Utah	1-32522	91-0974149
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Everbright Center, Suite 3102 108 Gloucester Road Wanchai, Hong Kong	0000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	303-953-4245

Shui On Centre, 6-8 Harbour Rd., Unit 906

Wanchai, Hong Kong

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.

Changes in Registrant’s Certifying Accountant.

On August 9, 2018, the Board of Directors (the “Board”) of Trafalgar Resources, Inc. (the “Company”), approved the dismissal of Pinnacle Accountancy Group of Utah (a dba of Heaton & Company, PLLC)(“Pinnacle”) as the Company’s independent registered public accounting firm, effective as of August 9, 2018.

Pinnacle’s reports on the Company’s financial statements for the fiscal years ended September 30, 2017, and the subsequent interim period preceding such dismissal did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.  Heaton & Company, PLLC served as the Company’s independent registered public for the fiscal year ended September 30, 2016.  Heaton & Company, PLLC’s reports on the Company’s financial statements for the fiscal years ended September 30, 2016 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.  Heaton & Company, PLLC acquired Pinnacle in 2017.  Pinnacle and Heaton & Company, PLLC, shall be hereinafter collectively referred to as the “Auditors”.

During the fiscal years ended September 30, 2017 and 2016, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and the Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of the Auditors would have caused the Auditors to make reference thereto in its reports on the consolidated financial statements for such years, and (ii) no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

On August 9, 2018, the Company provided Pinnacle with a copy of this Form 8-K and requested that Pinnacle provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Pinnacle’s letter, dated August 13, 2018, is filed as Exhibit 16.1 to this Form 8-K.

On August 9, 2018, the Board approved the appointment of Lo & Kwong C.P.A. Company Limited (“Lo & Kwong”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.  During the fiscal years ended September 30, 2017 and 2016, the Company has not consulted with Lo & Kwong regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by Lo & Kwong that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

16.1

Letter from Pinnacle Accountancy Group of Utah (a dba of Heaton & Company, PLLC) to the Securities and Exchange Commission, dated August 13, 2018, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trafalgar Resources, Inc.
Date: August 14, 2018	By: /s/ Kong Xiao Jun
Kong Xiao Jun Chief Executive Officer